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                                                                   EXHIBIT 10.22

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

       AGREEMENT made as of the 29th day of June, 1990, by and among Object Design, Inc., a Delaware corporation (the "Company"), each of the purchasers listed on Schedule I hereto (collectively the "Purchasers") and the stockholders listed on Schedule II hereto (the "Stockholders").

       WHEREAS, certain of the Purchasers and the Company are parties to a Registration Rights Agreement dated as of December 22, 1988 (the "Prior Registration Rights Agreement") pursuant to which such Purchasers were granted registration rights with respect to shares of the Series A Convertible Preferred Stock, $.01 par value, of the Company (the "Series A Preferred Stock"), issued to them under a Series A Convertible Preferred Stock Purchase Agreement dated December 22, 1988.

       WHEREAS, the Stockholders hold an aggregate of 1,784,000 shares of Common Stock, $.001 par value, of the Company, in the respective amounts set forth opposite their names or Schedule II hereto.

       WHEREAS, the Purchasers are purchasing an aggregate of up to 4,517,857 shares of the Series B Convertible Preferred Stock, $.01 par value, of the Company. (the "Series B Preferred Stock") pursuant to a Series B Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement").

       WHEREAS, as an inducement to enter into the Series B Purchase Agreement, the Company has agreed to grant to the Purchasers certain registration rights with respect to their shares of Series B Preferred Stock.

       WHEREAS, it is a condition to the obligations of the Purchasers under the Series B Purchase Agreement that the Prior Registration Rights Agreement be amended and restated in its entirety as set forth herein.

       NOW, THEREFORE, in consideration of the premises set forth herein, the parties hereto agree as follows.

           1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

           "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.
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           "Common Stock" shall mean the Common Stock, $.001 par value, of the
       Company, as constituted as of the date of this Agreement,

           "Conversion Shares" shall mean shares of Common Stock issued upon conversion of the Preferred Shares, as that term is defined below.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Preferred Shares" shall mean the shares of Series A Preferred Stock and the Series B Preferred Stock, together with shares of any other series of preferred stock issued by the Company in exchange for shares of Series A Preferred Stock and the Series B Preferred Stock pursuant to the Restated Certificate of Incorporation of the Company, as amended.

           "Registration Expenses" shall mean the expenses so described in
       Section 8.

           "Restricted Stock" shall mean (i) the Conversion Shares, excluding Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) publicly sold pursuant to Rule 144 under the Securities Act, and
       (ii) up to twenty percent (20%) of the shares of Common Stock held by each Stockholder on the date hereof or issued upon exercise of options held on the date hereof as set forth in Schedule II (as adjusted for stock splits, stock dividends, combinations, reclassifications or other similar events).

           "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Selling Expenses" shall mean the expenses so described in Section 8.

           2. Restrictive Legend. Each certificate representing Preferred Shares or Conversion Shares shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:
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           "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
           1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

           3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares or Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by
Section 2 in accordance with the provisions of that Section.

           4. Required Registration. (a) At any time after the earlier of (i) six months after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, and (ii) June 29, 1994, the holders of Restricted Stock constituting at least
40% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Restricted Stock for
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which registration has been requested shall constitute at least 20% of the total shares of Restricted Stock originally issued (or any lesser percentage if the anticipated offering price would exceed $2,000,000) if such holder or holders shall request the registration of less than all shares of Restricted Stock then held by such holder or holders. For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d), the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell, subject to the provisions of Section 3, such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 180 days after the effective date of a registration statement filed by the Company covering an underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

           (b) Following receipt of any notice under this Section 4, the Company shall promptly notify all holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to resister Restricted Stock pursuant to this Section 4 on two occasions only.

           (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock or securities convertible into, exchangeable for, or exercisable for Common Stock, to be sold by the Company for its own account or by one or more selling shareholders, If, in the opinion of the managing underwriter (if such method of disposition shall be an
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underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold, the amount of such securities to be sold by each of the selling security holders (including the Company) shall be reduced pro rata in accordance with the amount of securities requested to be included by each such security holder in such registration statement, whereupon such registration statement shall not be counted as one of the two registrations to which the holders of Restricted Stock are entitled under this Section 4, provided, however that, anything to the contrary herein notwithstanding, the securities sought to be included by selling shareholders other than pursuant to this Agreement shall be reduced in full prior to reduction of the Restricted Stock or the securities to be included for the account of the Company, except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

           5. Incidental Registration. If the Company at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock or securities convertible into, exchangeable for or exercisable for Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that such number of shares of Restricted Stock
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shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock; and provided, further, however, that in no event may the total number of shares of Restricted Stock to be included in such underwriting by the Purchasers and Stockholders, as a group, be less than one-third of the aggregate number of shares of Restricted Stock requested by the Purchasers and Stockholders thereof to be included in such underwriting. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted stock.

           6. Registration on Form S-3. If at any time (i) a holder or holders of Preferred Shares or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000 for a registration statement on Form S-3 and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, except that, the Company shall not be obligated to file more than two registration statements on Form S-3 in any twelve month period, and provided, further, however, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

           7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

           (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and
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use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

           (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

           (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

           (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed;

           (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

           (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion
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dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters with respect to such registration as such underwriters reasonably may request; and

           (h) make available for inspection, for the purposes of such offering, by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

           For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until the earlier of (i) the date each underwriter has completed the distribution of all securities purchased by it, and (ii) six months after the effective date thereof, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

           In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to ensure compliance with federal and applicable state securities laws.

           In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between
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such underwriter and companies of the Company's size and investment stature.

           8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

           The Company will pay all Registration Expenses in connection with each registration statement under Sections 5 and 6, and in addition shall pay all Registration Expenses in connection with the filing of the first two registration statements under Section 4. The Registration Expenses associated with each additional registration statement filed pursuant to Section 4 after the first two referred to in the preceding sentence, and all Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers (including the Company, if the Company shall be a seller) in proportion to the number of shares sold by each, or by such participating sellers as they may agree,

           9. Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses
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reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus,

           (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from

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the sale of Restricted Stock covered by such registration statement.

           (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not be liable for the fees and expenses of more than one counsel, separate from its own counsel, for all indemnified parties unless the interests of one or more of the indemnified parties reasonably may be deemed to conflict with the interests of one or more other indemnified parties, whereupon the indemnifying party shall be liable for the fees and expenses of two and no more than two counsel, separate from its own counsel.

           (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and

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the expiration of time to appeal or the denial of the last right of appeal)
that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation,

           10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

           11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

           (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

           (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

           (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most

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recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

           12. Prior Registration Rights Agreement. The Company and each Purchaser who is also a party to the Prior Registration Rights Agreement hereby agree that this Agreement shall supersede and replace in its entirety the Prior Registration Rights Agreement which is hereby terminated and of no further force or effect.

           13. Miscellaneous.

           (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Preferred Shares or Restricted Stock shall inure to the benefit of a transferee of Preferred Shares or Restricted Stock only if the Transferor gives the Company notice setting forth the circumstances surrounding the transfer, and (i) there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued pursuant to the Purchase Agreement to the direct or indirect transferor of such transferee or (ii) such transferee is a partner, shareholder or affiliate of a party hereto,

           (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

           if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement;

           if to any subsequent holder of Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

           (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

           (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of that number of Preferred Shares and/or shares of Restricted Stock which is at least two-thirds of the sum of (i) the number of Conversion Shares into which all outstanding Preferred Shares are convertible, plus (ii) the number of all outstanding shares of Restricted Stock.

           (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           (f) The obligations of the Company to register shares of Restricted Stock under Sections 4, 5 or 6 shall terminate on the tenth anniversary of the date of this Agreement.

           (g) If requested in writing by the underwriters for a public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 120 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

           (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

           (i) The Company shall not grant to any third party any registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

           (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first above written.

                                               THE COMPANY:

                                               OBJECT DESIGN, INC.

                                               By: /s/
                                                   ----------------------------
                                               Title: President & CEO

                                               THE PURCHASERS:

                                               AENEAS VENTURE CORPORATION

                                               By: /s/
                                                   ----------------------------
                                               Title:

                                               VISTA III, L.P.

                                               By: Vista III Partners, L.P.,
                                                   its General Partner

                                               By: /s/
                                                   ----------------------------
                                                   General Partner

                                               ORIEN I, L.P.

                                               By: Orien Partners, L.P.
                                                   its General Partner

                                               By: /s/
                                                   ----------------------------
                                                   Managing General Partner

                                               NEW ENTERPRISE ASSOCIATES V
                                               LIMITED PARTNERSHIP

                                               By: NEA Partners V,
                                                   Limited Partnership

                                               By: /s/ Charles W. Newlyan III
                                                   ----------------------------
                                                   General Partner

                                              THE SILVERADO FUND I,
                                              LIMITED PARTNERSHIP

                                              By: NEA Silverado
                                                  Partners I,
                                                  Limited Partnership

                                              By: /s/ Charles W. Newlyan III
                                                  -----------------------------
                                                  General Partner

                                              OLIVETTI HOLDING N.V.

                                              By: /s/
                                                  -----------------------------
                                                  Attorney-in-Fact

                                              PHILIPS VENTURE FUND I, L.P.

                                              By: Vista Ventures Partners II

                                              By: /s/
                                                  -----------------------------
                                                  General Partner

                                              EASTMAN KODAK COMPANY

                                              By: /s/
                                                  -----------------------------
                                              Title: Vice-President

                                              THE STOCKHOLDERS:

                                              /s/ Thomas M. Atwood
                                              ---------------------------------
                                              Thomas M. Atwood

                                              /s/ David Stryker
                                              ---------------------------------
                                              David Stryker

                                              /s/ Eugene Bonte
                                              ---------------------------------
                                              Eugene Bonte

                                              COOPER, RAYBURN & KNIFFIN
                                              Limited Partnership

                                              By: /s/
                                                  -----------------------------
                                              Title:
                                                    ---------------------------


                                              /s/ Daniel L. Weinreb
                                              ---------------------------------
                                              Daniel L. Weinreb


                                              /s/ Samuel Haradhvala
                                              ---------------------------------
                                              Samuel Haradhvala


                                              /s/ Jack Orenstein
                                              ---------------------------------
                                              Jack Orenstein


                                              /s/ Charles Lamb
                                              ---------------------------------
                                              Charles Lamb

                                              /s/ Stanley B. Zdonik
                                              ---------------------------------
                                              Stanley B. Zdonik


                                              /s/ David Maier
                                              ---------------------------------
                                              David Maier


                                              /s/ Anne Cuervo
                                              ---------------------------------
                                              Anne Cuervo


                                              /s/ Mitchell Model
                                              ---------------------------------
                                              Mitchell Model

                                   SCHEDULE I

                                   Purchasers

Aeneas Venture Corporation
600 Atlantic Avenue
15th Floor
Boston, MA 02116

Vista III, L.P.
36 Grove Street
New Canaan, CT 06840

Orien I, L.P.
315 Post Road West
Westport, CT 06880

New Enterprise Associates
  V, Limited Partnership
1119 St. Paul Street
Baltimore, MD 21202

The Silverado Fund I, Limited
  Partnership
1119 St. Paul Street
Baltimore, MD 21202

Philips Venture Fund I, L.P.
36 Grove Street
New Canaan, CT 06840

Eastman Kodak Corporation
c/o Kevin Wright
Venture Capital Development
343 State Street
Rochester, NY 14650-2114

with overnight deliveries to

     1999 Lake Avenue
     Rochester, New York 14650-2114

Olivetti Holding, N.V.
c/o Caribbean Management Company
P.O. Box 889
Curacao, Netherlands Antilles
with copy to

     Olivetti Management of
     America, Inc.
     70 East 55th Street
     24th Floor
     New York, NY 10022

and

     Ing C. Olivetti & C., S.P.A.
     Via Jervis, 77
     10015 Ivrea (To), Italy

                                   SCHEDULE II

                                  Stockholders

Shareholder                                          Number of Shares
- -----------                                          ----------------
Thomas M. Atwood                                         500,000

David Stryker                                            250,000

Gene Bonte                                               157,506

Cooper & Raburn
  Limited Partnership                                    500,000

Daniel L. Weinreb                                        125,000

Samuel Haradhvala                                         87,500

Jack Orenstein                                            57,5OO

Charles Lamb                                              50,000

Stanley B. Zdonik                                         12,500

David Maier                                               12,500

Anne Cuervo                                               61,500

Mitchell Model                                            25,000

                                         TOTAL         1,784,000

                                                                  EXHIBIT 10.22

                         Amendment No. 1 to Amended and
                     Restated Registration Rights Agreement

       Amendment dated as of the 1st day of October, 1990 by and among Object Design, Inc., a Delaware corporation (the "Company"), the holders of the shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of the shares of Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), the Stockholders listed on Schedule II to the Registration Rights Agreement (as defined below) and PacifiCorp Credit, Inc. d/b/a Pacific Venture Finance, Inc. ("PacifiCorp"), the holder of a warrant to purchase up to 57,858 shares of the Company's Series B Convertible Preferred Stock.

       Whereas, PacifiCorp and the Company are entering into a master lease and warrant agreement as of the date hereof;

       Whereas, in connection with the Lease Agreement the Company has agreed to grant PacifiCorp a Warrant to purchase up to 57,858 shares of the Company's Series B Preferred Stock (the "Warrant");

       Whereas, the Company has agreed to grant PacifiCorp certain registration rights with respect to the shares of the Company's Common Stock issued upon conversion of Series B Convertible Preferred Stock issued upon exercise of the Warrant;

       Whereas, the Company, the holders of the Series A Stock and Series B Stock and the Stockholders are parties to an Amended and Restated Registration Rights Agreement dated as of June 29, 1990 (the "Registration Rights Agreement") pursuant to which they were granted certain rights with respect to certain securities held by them; and

       Whereas, it is a condition of the obligation of PacifiCorp under the Lease Agreement that the parties hereto amend certain portions of the Registration Rights Agreement to provide for certain registration rights to PacifiCorp.

       Now, therefore, and for a valuable consideration, receipt of which is hereby acknowledged by each party, the parties hereto hereby agree as follows:

       l. The fourth introductory paragraph to the Registration Rights Agreement is hereby amended by deleting the paragraph in its entirety and by inserting the following in its place and stead:

           "WHEREAS, the Purchasers are purchasing an aggregate of up to 4,517,857 shares of the Series B Convertible Preferred Stock, $.01 par value, of the Company pursuant to a Series B Preferred Stock Purchase Agreement of even date herewith

       (the "Purchase Agreement") and PacifiCorp has been granted a Warrant to purchase up to 57,858 shares of Series B Convertible Preferred Stock upon exercise of the Warrant pursuant to the master lease and warrant agreement between PacifiCorp and the Company (such 4,517,857 shares of Series B Convertible Preferred Stock and any of the 57,858 shares issued upon exercise of the Warrant (subject to adjustment as provided in the Warrant) are hereinafter referred to as the "Series B Preferred Stock")."

           Unless otherwise defined herein and as modified herein, defined terms herein shall have the same meaning as in the Registration Right Agreement.

       2. Section 13(a) of the Registration Rights Agreement is hereby amended by adding the following words after the term "Purchase Agreement." in the thirteenth line thereof:

          "or upon exercise of the Warrant, as the case may be,"

       3. Ratification of the Registration Rights Agreement. The Registration Rights Agreement, as amended to date, is hereby ratified and confirmed, and is hereby accepted by each party who shall, upon execution of this amendment, become an additional party to such Registration Rights Agreement.

       4. Governing Law. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts,

       5. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience and reference only and are not to be considered in construing this Agreement,

       6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all which together shall constitute one instrument.

       IN WITNESS WHEREOF, the parties have executed this agreement on the day and year first written above.

                                                     OBJECT DESIGN, INC.

                                                     By:______________________
                                                     Name:
                                                     Title:

                                                THE COMPANY:

                                                OBJECT DESIGN, INC,

                                                By:______________________

                                                Title:___________________


                                                THE PURCHASERS:

                                                AENEAS VENTURE CORPORATION

                                                By:______________________

                                                Title:___________________

                                                VISTA III, L.P.

                                                By: Vista III Partners, L.P.
                                                    its General Partner

                                                By:______________________
                                                   General Partner

                                                ORIEN I, L.P.

                                                By: Orien Partners, L,P.
                                                    its General Partner

                                                By:______________________
                                                   Managing General Partner

                                                NEW ENTERPRISE ASSOCIATES V,
                                                LIMITED PARTNERSHIP

                                                By: NEA Partners V,
                                                    Limited Partnership

                                                By:______________________
                                                   General Partner

                                                THE SILVERADO FUND I,
                                                LIMITED PARTNERSHIP

                                                By: NEA Silverado Partners I,
                                                    Limited Partnership

                                                By:______________________
                                                   General Partner

                                                OLIVETTI HOLDING N.V.

                                                By:______________________
                                                   Attorney-in-Fact

                                                PHILIPS VENTURE FUND I, L.P.

                                                By: Vista Ventures Partners II

                                                By:______________________

                                                EASTMAN KODAK COMPANY

                                                By:______________________

                                                Title:___________________

                                                     THE STOCKHOLDERS:

                                                     ________________________
                                                     Thomas M. Atwood


                                                     ________________________
                                                     David J. Stryker


                                                     ________________________
                                                     Eugene A. Bonte


                                                     ________________________
                                                     Daniel L. Weinreb


                                                     ________________________
                                                     Sam Haradvala


                                                     ________________________
                                                     Jack A. Orenstein


                                                     ________________________
                                                     Charles W. Lamb


                                                     ________________________
                                                     Stanley B. Zdonik


                                                     ________________________
                                                     David Maier


                                                     ________________________
                                                     Anne Cuervo


                                                     ________________________
                                                     Dr. Mitchell Model

                                                     CR&K INVESTMENTS LIMITED
                                                     PARTNERSHIP

                                                     By:_____________________

                                                  THE WARRANT HOLDER:

                                                  PACIFICORP CREDIT, INC. d/b/a
                                                  PACIFIC VENTURE FINANCE, INC.

                                                  By:__________________________

                                                                 EXHIBIT 10.22

                         Amendment No. 2 to Amended and
                     Restated Registration Rights Agreement

       Amendment dated as of the 29th day of July, 1991 by and among Object Design, Inc., a Delaware corporation (the "Company"), the holders of the shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), and the holders of the shares of the Company's Series B Convertible Preferred Stock, the Stockholders as listed on Schedule II to the Amended and Restated Registration Rights Agreement dated as of June 29, 1990 and PacifiCorp Credit, Inc. d/b/a Pacific Venture Finance, Inc. ("PacifiCorp") and the holders of the Series C Preferred Stock (as hereafter defined) (the holders of the Series A Preferred Stock, the Series B Preferred Stock and Series C Preferred Stock are collectively referred to herein as the "Purchasers").

       Whereas, pursuant to a Series C Preferred Stock Purchase Agreement dated July 29, 1991 by and among the Company and the Purchasers (the "Purchase Agreement") the Company has agreed to issue and sell shares of Series C Convertible Preferred Stock (the "Series C Preferred") to the Purchasers;

       Whereas, the Company has agreed to grant the Purchasers certain registration rights with respect to the Series C Preferred Stock;

       Whereas, the Company, the Purchasers and the Stockholders are parties to an Amended and Restated Registration Rights Agreement dated as of June 29,
1990, pursuant to which the Company has granted such parties registration rights with respect to certain securities held by them;

       Whereas, such Amended and Restated Registration Rights Agreement was amended as of October 1, 1990 in order to grant certain registration rights to PacifiCorp (such Amended and Restated Registration Rights Agreement, as amended, is hereafter referred to as the "Registration Rights Agreement");

       Whereas, it is a condition of the Purchase Agreement that the parties hereto amend certain portions of the Registration Rights Agreement to provide for the grant of certain registration rights to the holders of Series C Preferred Stock.

       Now, therefore, and for a valuable consideration, receipt of which is hereby acknowledged by each party, the parties hereto hereby agree as follows:

       1. The fourth introductory paragraph to the Registration Rights Agreement is hereby further amended by deleting the paragraph in its entirety and by inserting the following in its place and stead:

           WHEREAS, the Purchasers purchased an aggregate of 4,517,857 shares of Series B Convertible Preferred Stock, $.01 par value, of the Company pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated as of June 29, 1990 and PacifiCorp was granted a warrant to purchase up to 57,858 shares of Series B Convertible Preferred Stock upon exercise or conversion of such warrant pursuant to the Master Lease and Warrant Agreement between PacifiCorp and the Company (such 4,517,587 shares of Series B Convertible Preferred Stock and any of the 57,858 shares issued upon exercise of such warrant (subject to adjustment as provided in such warrant) are hereinafter referred to as the "Series B Preferred Stock).

       2. Section 1 of the Registration Rights Agreement is hereby amended by deleting the definition of "Preferred Shares" in its entirety and by inserting the following in its place and stead:

           "Preferred Shares" shall mean the issued shares of Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, together with shares of any other series of preferred stock issued by the Company in exchange for shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock pursuant to the Restated Certificate of Incorporation of the Company, as amended or restated from time to time.

       Unless otherwise defined herein and as modified herein, defined terms herein shall have the same meaning as in the Registration Rights Agreement.

       3. Ratification of the Registration Rights Agreement. The Registration Rights Agreement, as amended to date, is hereby ratified and confirmed.

       4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

       5. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience and reference only and are not to be considered in construing this Agreement.

       6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all which together shall constitute one instrument.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first above written.

                                               THE COMPANY:

                                               OBJECT DESIGN, INC.

                                               By: /s/ Kenneth E. Marshall
                                                   ----------------------------
                                               Title: President & CEO


                                               THE PURCHASERS:

                                               AENEAS VENTURE CORPORATION

                By: [SIGNATURE]                 By: /s/
                    ----------------------         ----------------------------
                Title:                         Title:
                       -------------------            -------------------------

                                               VISTA III, L.P.,

                                               By: Vista III Partners, L.P.
                                                   its General Partner

                                               By: /s/ Gerald B. Bay
                                                   ----------------------------
                                                   General Partner


                                               ORIEN I, L.P.

                                               By: Orien Partners, L.P.
                                                   its General Partner

                                               By: /s/ George Kalan
                                                   ----------------------------
                                                   Managing General Partner

                                               NEW ENTERPRISE ASSOCIATES V,
                                               LIMITED PARTNERSHIP

                                               By: NEA Partners V,
                                                   Limited Partnership

                                               By: /s/ Arthur Marks
                                                   ----------------------------
                                                   General Partner

                                        THE SILVERADO FUND I,
                                        LIMITED PARTNERSHIP

                                        By: NEA Silverado
                                            Partners I,
                                            Limited Partnership

                                        By: /s/ Arthur Marks
                                            -----------------------------------
                                            General Partner


                                        OLIVETTI HOLDING N.V.

                                        By: /s/ Alexandra Giurgin
                                            -----------------------------------
                                            Attorney-in-Fact


                                        PHILIPS VENTURE FUND I, L.P.

                                        By: Vista Ventures Partners II

                                        By: /s/ Gerald B. Bay
                                            -----------------------------------
                                            General Partner


                                        APERTURE ASSOCIATES, L.P.
                                        BY: HORSLEY KEOUGH ASSOCIATES INC.

                                        By: /s/ N. Dan Reeve
                                            -----------------------------------
                                        Title: N. Dan Reeve, Managing Director


                                        PACIFICORP CREDIT, INC.

                                        By: /s/
                                            -----------------------------------
                                        Title: V.P.


                                        THE STOCKHOLDERS:

                                        /s/ Thomas M. Atwood
                                        ---------------------------------------
                                        Thomas Atwood

                                        /s/ David Stryker
                                        ---------------------------------------
                                        David Stryker

                                        /s/ Eugene Bonte
                                        ---------------------------------------
                                        Eugene Bonte


                                        CR&K INVESTMENTS
                                        Limited Partnership

                                         By:
                                             ----------------------------------
                                         Title:
                                             ----------------------------------


                                        /s/ Daniel L. Weinreb
                                        ---------------------------------------
                                        Daniel L. Weinreb


                                        /s/ Sam Hardhvala
                                        ---------------------------------------
                                        Sam Haradhvala


                                        /s/ Jack Orenstein
                                        ---------------------------------------
                                        Jack Orenstein


                                        /s/ Charles Lamb
                                        ---------------------------------------
                                        Charles Lamb


                                        ---------------------------------------
                                        Stanley B. Zdonik


                                        ---------------------------------------
                                        David Maier


                                        ---------------------------------------
                                        Anne Cuervo


                                        ---------------------------------------
                                        Mitchell Model

                                                                 EXHIBIT 10.22

                         AMENDMENT NO. 3 TO AMENDED AND
                     RESTATED REGISTRATION RIGHTS AGREEMENT

         Amendment dated as of the 12th day of March, 1992 by and among Object Design, Inc., a Delaware corporation (the "Company") the holders of the shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of the shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), the holders of the shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the Stockholders as listed on Schedule II to the Amended and Restated Registration Rights Agreement dated as of June 29, 1990 (the "Stockholders"), PacifiCorp Credit, Inc. d/b/a Pacific Venture Finance, Inc. ("PacifiCorp") and the holders of the Series D Preferred Stock (as hereafter defined) (the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock are collectively referred to herein as the "Investors").

         Whereas, pursuant to a Series D Convertible Preferred Stock Purchase Agreement dated March 12, 1992 by and among the Company and certain of the Investors (the "Purchase Agreement"), the Company has agreed to issue and sell shares of Series D Convertible Preferred Stock (the "Series D Preferred Stock") to certain of the Investors (the "Purchasers");

         Whereas, the Company has agreed to grant the Purchasers certain registration rights with respect to the Series D Preferred Stock;

         Whereas, the Company, the holders of the Company's Series A and B Preferred Stock and the Stockholders are parties to an Amended and Restated Registration Rights Agreement dated as of June 29, 1990, pursuant to which the Company has granted such parties registration rights with respect to certain securities held by them;

         Whereas, such Amended and Restated Registration Rights Agreement was amended as of October 1. 1990 in order to grant certain registration rights to PacifiCorp and was further amended on July 29, 1991 in order to grant certain registration rights to holders of Series C Preferred Stock (such Amended and Restated Registration Rights Agreement, as amended, is hereafter referred to as the "Registration Rights Agreement");

         Whereas, it is a condition of the Purchase Agreement the"C. the parties hereto amend certain portions of the Registration Rights Agreement to provide for the grant of certain registration rights to the holders of Series D Preferred Stock.

         Now, therefore, and for a valuable consideration, receipt of which is hereby acknowledged by each party, the parties hereto hereby agree as follows:

         1. Section 1 of the Registration Rights Agreement is hereby amended by deleting the definition of "Preferred Shares" in its entirety and by inserting the following in its place and stead:

            "Preferred Shares" shall mean the issued shares of Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, together with shares of any other series of preferred stock issued by the Company in exchange for shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock pursuant to the Restated Certificate of Incorporation of the Company, as amended or restated from time to time.

         2. Subsection 9(a) of the Registration Rights Agreement is hereby amended by inserting the following language at the end of said Subsection 9(a):

            , provided, further, that the indemnity contained in this Subsection 9(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company, which such consent shall not be unreasonably withheld.

         3. Subsection 9(b) of the Registration Rights Agreement is hereby amended by inserting the following language at the end of said Subsection 9(b):

            , provided, further, that the indemnity contained in this Subsection 9(b) shall not apply to amounts paid. in settlement of any loss, claim, damage, liability or action if such settlement is effected without the written consent of such seller, which such consent shall not be unreasonably withheld.

         4. Section 11 of the Registration Rights Agreement is hereby amended by deleting said Section 11 in its entirety and by inserting the following in its place and stead:

            11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the

         Company agrees to:

                (a) at all times after ninety (90) days following the effective date of any registration statement covering a public offering of securities of the Company under the Securities Act, make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

         5. Unless otherwise defined herein and as modified herein, defined terms herein shall have the same meaning as in the Registration Rights Agreement.

         6. Ratification of the Registration Rights Agreement. The Registration Rights Agreement, as amended to date, is hereby ratified and confirmed.

         7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         8. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience and reference only and are not to be considered in construing this Agreement.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first above written.

                                        THE COMPANY:

                                        OBJECT DESIGN, INC.

                                        By: /s/ Kenneth E. Marshall
                                            -------------------------------

                                        Title: President & CEO


                                        THE PURCHASERS:

                                        AENEAS VENTURE CORPORATION

                                        By: /s/ [SIGNATURE]
                                            -------------------------------

                                        Title:
                                               ----------------------------
                                               [SIGNATURE]
                                               ----------------------------

                                        VISTA III, L.P.

                                        By:      Vista III Partners, L.P.
                                                 its General Partner

                                        By: /s/ Gerald B. Bay
                                           --------------------------------
                                           General Partner

                                        ORIEN I, L.P.

                                        By:      Orien Partners, L.P.
                                                 its General Partner

                                        By: /s/ George Kalan
                                           --------------------------------
                                           Managing General Partner

                                        NEW ENTERPRISE ASSOCIATES V,
                                        LIMITED PARTNERSHIP

                                        By:      NEA Partners V,
                                                 Limited Partnership

                                        By: /s/ Nancy Dorman
                                           --------------------------------
                                           General Partner

                                        THE SILVERADO FUND I,
                                        LIMITED PARTNERSHIP

                                        By:      NEA Silverado
                                                 Partners I,
                                                 Limited Partnership

                                        By: /s/ Arthur Marks
                                           --------------------------------
                                           General Partner

                                        OLIVETTI HOLDING N.V.

                                        By: /s/ Alexandra Giurgin
                                           --------------------------------
                                           Attorney-in-Fact

                                        PHILIPS VENTURE FUND I, L.P.

                                        By: Vista Ventures Partners II

                                        By: /s/ Gerald B. Bay
                                           --------------------------------
                                           General Partner

                                        APERTURE ASSOCIATES, L.P.

                                        By:      Horsley Keogh Associates
                                                 Inc., its General Partner

                                        By: /s/ N. Dan Reeve
                                           --------------------------------
                                           Managing Director

                                        BRENTWOOD ASSOCIATES, V, L.P.

                                        By:      Brentwood V Ventures,
                                                 L.P., its General Partner

                                        By: /s/ John Walecka
                                          --------------------------------

                                        Its: General Partner
                                            -------------------------------

                                        PACIFICORP CREDIT, INC.

                                        By:
                                            -------------------------------

                                        Title:
                                               ----------------------------

                                        THE STOCKHOLDERS:

                                        /s/ Thomas M. Atwood
                                        -------------------------
                                        Thomas M. Atwood

                                        /s/ David Stryker
                                        -------------------------
                                        David Stryker

                                        /s/ Eugene Bonte
                                        -------------------------
                                        Eugene Bonte


                                        CR&K INVESTMENTS
                                        Limited Partnership
                                        By: CKR Limited Partnership,
                                            General Partner

                                        By: /s/ Philip Cooper
                                            -------------------------------

                                        Title:  General Partner

                                        /s/ Daniel L. Weinreb
                                        -------------------------
                                        Daniel L. Weinreb

                                        /s/ Sam Haradhvala
                                        -------------------------
                                        Sam Haradhvala

                                        /s/ Jack Orenstein
                                        -------------------------
                                        Jack Orenstein


                                        -------------------------
                                        Charles Lamb


                                        -------------------------
                                        Stanley B. Zdonik


                                        -------------------------
                                        David Maier

                                        -------------------------
                                        Anne Cuervo


                                        -------------------------
                                        Mitchell Model, individually
                                        and as custodian for Jonah
                                        Mirah Model and Mirah Aliyah
                                        Model under the Massachusetts
                                        Uniform Transfers to Minors
                                        Act

                                                                   EXHIBIT 10.22

                         AMENDMENT NO. 4 TO AMENDED AND
                     RESTATED REGISTRATION RIGHTS AGREEMENT

         Amendment dated as of the 12th day of April, 1993 by and among Object Design, Inc., a Delaware corporation (the "Company"), the holders of shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), the holders of shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the holders of shares of the Company's Series D Convertible Preferred Stock (the "Series D Preferred Stock"), the Stockholders as listed on Schedule II to the Amended and Restated Registration Rights Agreement dated as of June 29, 1990 (the "Stockholders"), PacifiCorp Credit, Inc. d/b/a Pacific Venture Finance, Inc. ("PacifiCorp"), the holders of the Series E Preferred Stock (as hereafter defined) and the holders of the Series F Preferred Stock (as hereafter defined) (the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock are collectively referred to herein as the "Investors").

         WHEREAS, pursuant to a Stock Purchase Agreement dated as of April 12, 1993 by and between the Company and one of the Investors (the "Stock Purchase Agreement"), the Company has agreed to issue and sell shares of Series E Convertible Preferred Stock (the "Series E Preferred Stock") and shares of Series F Convertible Preferred Stock (the "Series F Preferred Stock") to such Investor (the "Purchaser");

         WHEREAS, the Company has agreed to grant the Purchaser certain registration rights with respect to the Series E Preferred Stock and the Series F Preferred Stock;

         WHEREAS, the Company, the holders of the Company's Series A Preferred Stock and Series B Preferred Stock and the Stockholders are parties to an Amended and Restated Registration Rights Agreement dated as of June 29, 1990, pursuant to which the Company has granted such parties registration rights with respect to certain securities held by them;

         WHEREAS, such Amended and Restated Registration Rights Agreement was amended as of October 1, 1990 in order to grant certain registration rights to PacifiCorp, was further amended as of July 29, 1991 in order to grant certain registration rights to the holders of Series C Preferred Stock and was still further amended as of March 12, 1992 in order to grant certain registration rights to the holders of Series D Preferred Stock (such Amended and Restated Registration Rights Agreement, as amended, is hereafter referred to as the "Registration Rights Agreement"); and

         WHEREAS, it is a condition of the Stock Purchase Agreement that the parties hereto amend certain portions of the Registration Rights Agreement to provide for the grant of certain registration rights to the holders of Series E Preferred Stock and the holders of Series F Preferred Stock.

         NOW, THEREFORE, and for a valuable consideration, receipt of which is hereby acknowledged by each party, the parties hereto hereby agree as follows:

         1. Section 1 of the Registration Rights Agreement is hereby amended by deleting the definition of "Preferred Shares" in its entirety and by inserting the following in its place and stead:

            "Preferred Shares" shall mean the issued shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, together with shares of any other series of preferred stock issued by the Company in exchange for shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, pursuant to the Restated Certificate of Incorporation of the Company, as amended or restated from time to time."

         2. Subsection 13 (a) of the Registration Rights Agreement is hereby amended by deleting the term "Purchase Agreement" from the thirteenth line thereof and by inserting the following in its place and stead:

            "Series A Convertible Preferred Stock Purchase Agreement, the Series B Convertible Preferred Stock Purchase Agreement, the Series C Convertible Preferred Stock Purchase Agreement, the Series D Convertible Preferred Stock Purchase Agreement and the Stock Purchase Agreement, as the case may be,"

         3. Subsection 13(b) of the Registration Rights Agreement is hereby amended by deleting the words "the Purchase Agreement" from the seventh line thereof and by inserting the following in their place and stead:

            "stock record books of the Company;"

         4. Unless otherwise defined herein and as modified herein, defined terms herein shall have the same meaning as in the Registration Rights Agreement.

         5. The Registration Rights Agreement, as amended to date, is hereby ratified and confirmed.

         6. This Amendment shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

         7. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first above written.

                                      THE COMPANY:

                                      OBJECT DESIGN, INC.

                                      By: /s/ Kenneth E. Marshall
                                          ------------------------------------
                                      Title: President & CEO

                                      THE PURCHASER:

                                      INTERNATIONAL BUSINESS
                                      MACHINES CORPORATION

                                      By: /s/ [SIGNATURE]
                                          ------------------------------------
                                      Title: Asst. Gen. Mgr. -- Pkgs

                                      THE INVESTORS:

                                      AENEAS VENTURE CORPORATION

By /s/ Tim R. Palmer                  By: /s/ [SIGNATURE]
   --------------------------             ------------------------------------
     AUTHORIZED SIGNATORY             Title: AUTHORIZED SIGNATORY

                                      VISTA III, L.P.

                                      By:      Vista III Partners, L.P.
                                               its General Partner

                                      By: /s/ Gerald B. Bay
                                         -------------------------------------
                                         General Partner

                                      ORIEN I, L.P.

                                      By:      Orien Partners, L.P.
                                               its General Partner

                                      By: /s/ George Kalan
                                         -------------------------------------
                                         Managing General Partner

                                      NEW ENTERPRISE ASSOCIATES V,
                                      LIMITED PARTNERSHIP

                                      By:      NEA Partners V,
                                               Limited Partnership

                                      By: /s/ Arthur J. Marks
                                         -------------------------------------
                                         General Partner

                                      THE SILVERADO FUND I,
                                      LIMITED PARTNERSHIP

                                      By:      NEA Silverado
                                               Partners I,
                                               Limited Partnership

                                      By:
                                         -------------------------------------
                                         General Partner

                                      OLIVETTI HOLDING N.V.

                                      By: /s/ Alexandra Giurgin
                                         -------------------------------------
                                         Attorney-in-Fact

                                      PHILIPS VENTURE FUND I, L.P.

                                      By: Vista Ventures Partners II

                                      By: /s/ Gerold B. Bay
                                         -------------------------------------
                                         General Partner

                                      APERTURE ASSOCIATES, L.P.

                                      By:      Horsley Keogh Associates
                                               Inc., its General Partner

                                      By: /s/ N. Dan Reeve
                                         -------------------------------------
                                         N. Dan Reeve, Managing Partner

                                      BRENTWOOD ASSOCIATES V, L.P.

                                      By:      Brentwood V Ventures,
                                               L.P., its General Partner

                                      By: /s/ John Walecka
                                          ------------------------------------
                                      Its: General Partner

                                      PACIFICORP CREDIT, INC.

                                      By:
                                          ------------------------------------
                                      Title:
                                             ---------------------------------

                                      THE STOCKHOLDERS:

                                      /s/ Thomas Atwood
                                      ---------------------------------------
                                      Thomas Atwood

                                      /s/ David Stryker
                                      ---------------------------------------
                                      David Stryker

                                      /s/ Eugene Bonte
                                      ---------------------------------------
                                      Eugene Bonte

                                      Cooper, Raburn & Kniffin
                                      Limited Partnership
                                      CKR Limited Partnership General Partner

                                      By: /s/ Philip Cooper
                                          -----------------------------------
                                      Title: General Partner

                                      /s/ Daniel L. Weinreb
                                      ---------------------------------------
                                      Daniel L. Weinreb

                                      /s/ Sam Haradhvala
                                      ---------------------------------------
                                      Sam Haradhvala

                                      /s/ Jack Orenstein
                                      ---------------------------------------
                                      Jack Orenstein

                                      /s/ Charles W. Lamb
                                      ---------------------------------------
                                      Charles W. Lamb


                                      ---------------------------------------
                                      Stanley B. Zdonik


                                      ---------------------------------------
                                      David Maier


                                      ---------------------------------------
                                      Anne Cuervo


                                      ---------------------------------------
                                      Mitchell Model, individually
                                      and as custodian for Jonah
                                      Mirah Model and Mirah Aliyah
                                      Model under the Massachusetts
                                      Uniform Transfers to Minors Act

                                                                 EXHIBIT 10.22

                          AMENDMENT NO.5 TO AMENDED AND
                     RESTATED REGISTRATION RIGHTS AGREEMENT

       Amendment dated as of the 14th day of May, 1993 by and among Object Design, Inc., a Delaware corporation (the "Company"), the holders of shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), the holders of shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the holders of shares of the Company's Series D Convertible Preferred Stock (the "Series D Preferred Stock"), the holders of shares of the Company's Series E Preferred Stock (the "Series E Preferred Stock"), the holders of shares of the Company's Series F Preferred Stock (the "Series F Preferred Stock"), the Stockholders as listed on Schedule II to the Amended and Restated Registration Rights Agreement dated as of June 29, 1990 (the "Stockholders"), PacifiCorp Credit, Inc, d/b/a Pacific Venture Finance, Inc. ("PacifiCorp"), the holders of the Series G Preferred Stock (as hereafter defined) and the holders of the Series H Preferred Stock (as hereafter defined) (the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock are collectively referred to herein as the "Investors").

       WHEREAS, pursuant to a Stock Purchase Agreement dated as of May 14, 1993 by and between the Company and one of the Investors (the "Stock Purchase Agreement"), the Company has agreed to issue and sell shares of Series G Convertible Preferred Stock (the "Series G Preferred Stock") and, subject to the terms and conditions set forth in Section 4.02(a) therein, shares of Series H Convertible Preferred Stock (the "Series H Preferred Stock") to such Investor (the "Purchaser");

       WHEREAS, the Company has agreed to grant the Purchaser certain registration rights with respect to the Series G Preferred Stock and the Series H Preferred Stock;

       WHEREAS, the Company, the holders of the Company's Series A Preferred Stock and Series B Preferred Stock and the Stockholders are parties to an Amended and Restated Registration Rights Agreement dated as of June 29, 1990, pursuant to which the Company has granted such parties registration rights with respect to certain securities held by them;

       WHEREAS, such Amended and Restated Registration Rights Agreement was amended as of October 1, 1990 in order to grant certain registration rights to PacifiCorp, was amended as of July 29, 1991 in order to grant certain registration rights to the holders of Series C Preferred Stock, was further amended as of March 12, 1992 in order to grant certain registration rights to the holders of Series D Preferred Stock and was still further amended as of April 12, 1993 in order to grant certain registration rights to the holders of Series E Preferred Stock and to the holders of Series F Preferred Stock (such Amended and Restated Registration Rights Agreement, as amended, is hereafter referred to as the "Registration Rights Agreement"); and

       WHEREAS, it is a condition of the Stock Purchase Agreement that the parties hereto amend certain portions of the Registration Rights Agreement to provide for the grant of certain registration rights to the holders of Series G Preferred Stock and the holders of Series H Preferred Stock,

       NOW, THEREFORE, and for a valuable consideration, receipt of which is hereby acknowledged by each party, the parties hereto hereby agree as follows:

       1. Section 1 of the Registration Rights Agreement is hereby amended by deleting the definition of "Preferred Shares" in its entirety and by inserting the following in its place and stead:

          "Preferred Shares" shall mean the issued shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock, together with shares of any other series of preferred stock issued by the Company in exchange for shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock, pursuant to the Restated Certificate of Incorporation of the Company, as amended or restated from time to time."

       2. Subsection 13(a) of the Registration Rights Agreement is hereby amended by deleting the term "Purchase Agreement" from the thirteenth line thereof and by inserting the following in its place and stead:

          "Series A Convertible Preferred Stock Purchase Agreement, the Series B Convertible Preferred Stock Purchase Agreement, the Series C Convertible Preferred Stock Purchase Agreement, the Series D Convertible Preferred Stock Purchase Agreement, the Series E and Series F Convertible Preferred Stock Purchase Agreement or the Series G and Series H Convertible Preferred Stock Purchase Agreement, as the case may be,"

       3. Unless otherwise defined herein and as modified herein, defined terms herein shall have the same meaning as in the Registration Rights Agreement.

       4. The Registration Rights Agreement, as amended to date, is hereby ratified and confirmed.

       5. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

       6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first above written.

                                              THE COMPANY:

                                              OBJECT DESIGN, INC.

                                              By: /s/ Kenneth E. Marshall
                                                  -----------------------------
                                              Title: President & CEO


                                              THE PURCHASER:

                                              AT&T VENTURES, L.P.

                                              By: /s/ Neal Douglas
                                                  -----------------------------
                                              Title: General Partner


                                              THE INVESTORS:

                                              AENEAS VENTURE CORPORATION

                                              By: /s/ [SIGNATURE]
                                                  -----------------------------
                                              Title:
                                                     --------------------------


                                              VISTA III, L.P.

                                              By: Vista III Partners, L.P.
                                                  its General Partner

                                              By: /s/ Gerald B. Bay
                                                  -----------------------------
                                                  General Partner


                                              ORIEN I, L.P.

                                              By: Orien Partners, L.P.
                                                  its General Partner

                                              By: /s/ George Kalan
                                                  -----------------------------
                                                  Managing General Partner

                                        NEW ENTERPRISE ASSOCIATES V,
                                        LIMITED PARTNERSHIP

                                        By: NEA Partners V,
                                            Limited Partnership

                                        By: /s/ Arthur Marks
                                            -----------------------------------
                                            General Partner


                                        THE SILVERADO FUND I,
                                        LIMITED PARTNERSHIP

                                        By: NEA Silverado
                                            Partners I,
                                            Limited Partnership

                                        By: /s/ Arthur Marks
                                            -----------------------------------
                                            General Partner


                                        OLIVETTI HOLDING N.V.

                                        By: /s/ Alexandra Giurgin
                                            -----------------------------------
                                            Attorney-in-Fact


                                        PHILIPS VENTURE FUND I, L.P.

                                        By: Vista Ventures Partners II

                                        By: /s/ Gerald B. Bay
                                            -----------------------------------
                                            General Partner


                                        APERTURE ASSOCIATES, L.P.
                                        BY: Horsley Keogh Associates Inc.,
                                            its General Partner

                                        /s/ N. Dan Reeve
                                        ---------------------------------------
                                        N. Dan Reeve, Managing Director

                             BRENTWOOD ASSOCIATES V, L.P.

                             By: Brentwood V Ventures,
                                 L.P., its General Partner

                             By: /s/ John Walecka
                                 -----------------------------------------------
                             Its: General Partner


                             INTERNATIONAL BUSINESS
                             MACHINES CORPORATION

                             By: /s/ [SIGNATURE]
                                 -----------------------------------------------
                             Title: AGM, Finance & Planning, PRGS


                             PACIFICORP CREDIT, INC.

                             By:
                                 -----------------------------------------------

                             Title:
                                    --------------------------------------------


                             THE STOCKHOLDERS:

                             /s/ Thomas M. Atwood
                             ---------------------------------------------------
                             Thomas M. Atwood


                             /s/ David Stryker
                             ---------------------------------------------------
                             David Stryker


                             /s/ Eugene Bonte
                             ---------------------------------------------------
                             Eugene Bonte

                             Cooper, Raburn & Kniffin
                             Limited Partnership

                             By: /s/ CKR Limited Partnership General Partnership
                                 -----------------------------------------------
                             Title: By Managing General Partner


                             /s/ Daniel L. Weinreb
                             ---------------------------------------------------
                             Daniel L. Weinreb

                                        /s/ Sam Haradhvala
                                        -----------------------------------
                                        Sam Haradhvala


                                        /s/ Jack Orenstein
                                        -----------------------------------
                                        Jack Orenstein


                                        /s/ Charles W. Lamb
                                        -----------------------------------
                                        Charles W. Lamb


                                        -----------------------------------
                                        Stanley B. Zdonik


                                        -----------------------------------
                                        David Maier


                                        -----------------------------------
                                        Anne Cuervo


                                        -----------------------------------
                                        Mitchell Model, individually
                                        and as custodian for Jonah
                                        Mirah Model and Mirah Aliyah
                                        Model under the Massachusetts
                                        Uniform Transfers to Minors Act

                                                                 EXHIBIT 10.22

                         AMENDMENT NO. 6 TO AMENDED AND
                     RESTATED REGISTRATION RIGHTS AGREEMENT

       Amendment dated as of the 31st day of March, 1994 by and among Object Design, Inc., a Delaware corporation (the "Company"), the holders of shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), the holders of shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the holders of shares of the Company's Series D Convertible Preferred Stock (the "Series D Preferred Stock"), the holders of shares of the Company's Series E Convertible Preferred Stock (the "Series E Preferred Stock"), the holders of shares of the Company's Series F Preferred Stock (the "Series F Convertible Preferred Stock"), the holders of shares of the Company's Series G Convertible Preferred Stock (the "Series G Preferred Stock"), the holders of shares of the Company's Series H Convertible Preferred Stock (the "Series H Preferred Stock"), the Stockholders as listed on Schedule II to the Amended and Restated Registration Rights Agreement dated as of June 29, 1990 (the "Stockholders"), PacifiCorp Credit, Inc. d/b/a Pacific Venture Finance, Inc. ("PacifiCorp") and the holders of the Series I Preferred Stock (as defined below) (the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the Series I Preferred Stock are collectively referred to herein as the "Investors").

       WHEREAS, pursuant to the Series I Convertible Preferred Stock Purchase Agreement dated as of the date hereof by and among the Company and certain of the Investors (the "Stock Purchase Agreement"), the Company has agreed to issue and sell shares of Series I Convertible Preferred Stock (the "Series I Preferred Stock") to certain of the Investors (the "Purchasers");

       WHEREAS, the Company has agreed to grant the Purchasers certain registration rights with respect to the Series I Preferred Stock;

       WHEREAS, the Company, the holders of the Company's Series A Preferred Stock and Series B Preferred Stock and the Stockholders are parties to an Amended and Restated Registration Rights Agreement dated as of June 29, 1990, pursuant to which the Company has granted such parties registration rights with respect to certain securities held by them;

       WHEREAS, such Amended and Restated Registration Rights Agreement was amended as of October 1, 1990 in order to grant certain registration rights to PacifiCorp, was amended as of July 29, 1991 in order to grant certain registration rights to the holders of Series C Preferred Stock, was amended as of March 12, 1992 in order to grant certain registration rights to the holders of Series D Preferred Stock, was further amended as of April 12, 1993 in order to grant certain registration rights to the holders of Series E Preferred Stock and to the holders of Series F Preferred Stock and was still further amended as of May 14, 1993 in order to grant certain registration rights to the holders of Series G Preferred Stock and to the holders of Series H Preferred Stock (such Amended and Restated Registration Rights Agreement, as amended, is hereafter referred to as the "Registration Rights Agreement"); and

       WHEREAS, it is a condition of the Stock Purchase Agreement that the parties hereto amend certain portions of the Registration Rights Agreement to provide for the grant of certain registration rights to the holders of Series I Preferred Stock;

       NOW, THEREFORE, and for a valuable consideration, receipt of which is hereby acknowledged by each party, the parties hereto hereby agree as follows:

       1. The Registration Rights Agreement is hereby amended by deleting
Schedule I thereto in its entirety and by inserting Schedule I attached hereto in its place and stead.

       2. Section 1 of the Registration Rights Agreement is hereby amended by deleting the definition of "Preferred Shares" in its entirety and by inserting the following in its place and stead:

          "Preferred Shares" shall mean the issued shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock, together with shares of any other series of preferred stock issued by the Company in exchange for shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock, pursuant to the Restated Certificate of Incorporation of the Company, as amended or restated from time to time."

       3. Section 4 of the Registration Rights Agreement is hereby amended by deleting the date "June 29, 1994" from the fourth and fifth lines thereof and by inserting the date "June 29, 1996" in its place and stead.

       4. Subsection 13(a) of the Registration Rights Agreement is hereby amended by deleting the term "Purchase Agreement" from the thirteenth line thereof and by inserting the following in its place and stead:

          "Series A Convertible Preferred Stock Purchase Agreement, the Series B Convertible Preferred Stock Purchase Agreement, the Series C Convertible Preferred Stock Purchase Agreement, the Series D Convertible Preferred Stock Purchase Agreement, the Series E and Series F Convertible Preferred Stock Purchase Agreement, the Series G and Series H Convertible Preferred Stock Purchase Agreement or the Series I Convertible Preferred Stock Purchase Agreement, as the case may be,"

       5. Unless otherwise defined herein and as modified herein, defined terms herein shall have the same meaning as in the Registration Rights Agreement.

       6. By executing this Amendment, each party hereto who or which was not an original signatory of the Registration Rights Agreement shall become a party to the Registration Rights Agreement, shall be entitled to the rights and benefits conferred thereby and shall be bound by the terms thereof as fully as if such party were an original signatory thereof.

       7. The Registration Rights Agreement, as amended to date, is hereby ratified and confirmed.

       8. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

       9. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first above written.

                                             THE COMPANY:

                                             OBJECT DESIGN, INC.

                                             By: /s/ Kenneth E. Marshall
                                                 ------------------------------
                                             Title: President & CEO


                                             THE INVESTORS:

                                             AENEAS VENTURE CORPORATION

                                             By: /s/ [SIGNATURE]
                                                 ------------------------------
                                             Title: AUTHORIZED SIGNATORY

                                             By: /s/ Tim Palmer
                                                 ------------------------------
                                             Title: AUTHORIZED SIGNATORY



                                             APERTURE ASSOCIATES, L.P.
                                             BY: Horsley Keogh Associates, Inc.,
                                                 its General Partner

                                             /s/ N. Dan Reeve
                                             ----------------------------------
                                             N. Dan Reeve, Managing Director


                                             AT&T VENTURE COMPANY, L.P.

                                             By: /s/ Neil Douglas
                                                 ------------------------------
                                             Title: General Partner


                                             BRENTWOOD ASSOCIATES V, L.P.

                                             By: Brentwood V Ventures,
                                                 L.P., its General Partner

                                             By: /s/ John Walecka
                                                 ------------------------------
                                             Its General Partner

                                            INTEL CORPORATION

                                            By: /s/ Arvind Sodhani
                                                -------------------------------
                                            Title: Vice President and Treasurer


                                            INTERNATIONAL BUSINESS
                                            MACHINES CORPORATION

                                            By: /s/ [SIGNATURE]
                                                -------------------------------
                                            Title: Division Director of Finance


                                            NEW ENTERPRISE ASSOCIATES V,
                                            LIMITED PARTNERSHIP

                                            By: NEA Partners V,
                                                Limited Partnership

                                            By: /s/ Nancy Dorman
                                                -------------------------------
                                               General Partner


                                            OLIVETTI HOLDING N.V.

                                            By: /s/ Alexandra Giurgin
                                                -------------------------------
                                                Attorney-in-Fact


                                            ORIEN I, L.P.

                                            By: Orien Partners, L.P.,
                                                its General Partner

                                            By: /s/ [SIGNATURE]
                                                -------------------------------
                                                Managing General Partner


                                            PHILIPS VENTURE FUND I, L.P.

                                            By: Vista Venture Partners II

                                            By: /s/ Gerald B. Bay
                                                -------------------------------
                                                General Partner

                                            THE SILVERADO FUND I,
                                            LIMITED PARTNERSHIP

                                            By: NEA Silverado
                                                Partners I,
                                                Limited Partnership

                                            By: /s/ Charles W. Newlyan III
                                                -------------------------------
                                                General Partner


                                            VISTA III, L.P.

                                            By: Vista III Partners, L.P.,
                                                its General Partner

                                            By: /s/ Gerald B. Bay
                                                -------------------------------
                                                General Partner


                                            ZUKEN INCORPORATED

                                            By: /s/ [SIGNATURE]
                                                -------------------------------
                                            Title: Managing Director


                                            PACIFICORP CREDIT, INC.

                                            By:
                                                -------------------------------
                                            Title:
                                                   ----------------------------


                                            THE STOCKHOLDERS:

                                            /s/ Thomas M. Atwood
                                            -----------------------------------
                                            Thomas M. Atwood


                                            /s/ Eugene Bonte
                                            -----------------------------------
                                            Eugene Bonte

                                            Cooper, Raburn & Kniffin
                                            Limited Partnership
                                            By: CKP LP, GP


                                            By: /s/ Philip Cooper
                                                -------------------------------
                                            Title: GP


                                            -----------------------------------
                                            Anne Cuervo


                                            /s/ Sam Haradhvala
                                            -----------------------------------
                                            Sam Haradhvala


                                            /s/ Charles W. Lamb
                                            -----------------------------------
                                            Charles W. Lamb


                                            -----------------------------------
                                            David Maier


                                            -----------------------------------
                                            Mitchell Model, individually
                                            and as custodian for Jonah
                                            Mirah Model and Mirah Aliyah
                                            Model under the Massachusetts
                                            Uniform Transfers to Minors Act


                                            /s/ Jack Orenstein
                                            -----------------------------------
                                            Jack Orenstein


                                            /s/ David Stryker
                                            -----------------------------------
                                            David Stryker


                                            /s/ Daniel L. Weinreb
                                            -----------------------------------
                                            Daniel L. Weinreb


                                            -----------------------------------
                                            Stanley B. Zdonik

                                   Schedule I

                                   Purchasers

1.     Aeneas Venture Corporation          7.   New Enterprise Associates V,
       600 Atlantic Avenue                      Limited Partnership
       15th Floor                               1119 St. Paul Street
       Boston, Massachusetts 02210              Baltimore, Maryland 21202

2.     Aperture Associates, L.P.           8.   Olivetti Holding N.V.
       c/o N. Dan Reeve                         c/o Caribbean Management Company
       505 Montgomery Street                    P.O. Box 889
       San Francisco, California                Curacao, Netherlands Antilles
       94111
                                           9.   Orien I, L.P.
3.     AT&T Venture Company, L.P.               315 Post Road West
       3000 Sand Hill Road, Bldg. 4             Westport, Connecticut 06880
       Suite 235
       Menlo Park, CA 94025                10.  Philips Venture Fund I, L.P.
       Attn:  Neal Douglas                      36 Grove Street
                                                New Canaan, Connecticut 06840
4.     Brentwood Associates V, L.P.
       c/o John L. Walecka                 11.  The Silverado Fund I Limited
       3000 Sand Hill Road                      Partnership
       Building 3, Suite 620                    1119 St. Paul Street
       Menlo Park, California 94025             Baltimore, Maryland 21202

5.     Intel Corporation                   12.  Vista III, L.P.
       2200 Mission College Blvd.               36 Grove Street
       Santa Clara, California 95052            New Canaan, Connecticut 06840
       Attn:  Mr. Richard Passov
              Treasury Manager             13.  Zuken Incorporated
              Mergers and Acquisitions          2-25-1, Edahigashi, Midori-Ku
                                                Yokohama, 225
6.     International Business                   JAPAN
       Machines Corporation                     Attn: Minoru Kitamura
       Old Orchard Road                               Manager, Business Planning
       Office 2C-99                                   Section
       Armonk, New York  10504
       Attn:  Mr. M. W. Szeto


                                                                   EXHIBIT 10.22



                         AMENDMENT NO. 7 TO AMENDED AND
                     RESTATED REGISTRATION RIGHTS AGREEMENT

         Amendment dated as of the 13th day of February, 1996 by and among Object Design, Inc., a Delaware corporation (the "Company"), the holders of shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the holders of shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), the holders of shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the holders of shares of the Company's Series D Convertible Preferred Stock (the "Series D Preferred Stock"), the holders of shares of the Company's Series E Convertible Preferred Stock (the "Series E Preferred Stock"), the holders of shares of the Company's Series F Preferred Stock (the "Series F Convertible Preferred Stock"), the holders of shares of the Company's Series G Convertible Preferred Stock (the "Series G Preferred Stock"), the holders of shares of the Company's Series H Convertible Preferred Stock (the "Series H Preferred Stock"), the holders of shares of the Company's Series I Convertible Preferred Stock (the "Series I Preferred Stock"), the Stockholders as listed on Schedule II to the Amended and Restated Registration Rights Agreement dated as of June 29, 1990 (the "Stockholders"), PacifiCorp Credit, Inc. d/b/a Pacific Venture Finance, Inc. ("PacifiCorp") and the holders of the Series J Preferred Stock (as defined below) (the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock, the Series I Preferred Stock and the Series J Preferred Stock are collectively referred to herein as the "Investors").

         WHEREAS, pursuant to the Series J Convertible Preferred Stock Purchase Agreement dated as of the date hereof by and among the Company and certain of the Investors (the "Stock Purchase Agreement"), the Company has agreed to issue and sell shares of Series J Convertible Preferred Stock (the "Series J Preferred Stock") to certain of the Investors (the "Purchasers");

         WHEREAS, the Company has agreed to grant the Purchasers certain registration rights with respect to the Series J Preferred Stock;

         WHEREAS, the Company, the holders of the Company's Series A Preferred Stock and Series B Preferred Stock and the Stockholders are parties to an Amended and Restated Registration Rights Agreement dated as of June 29, 1990, pursuant to which the Company has granted such parties registration rights with respect to certain securities held by them;

         WHEREAS, such Amended and Restated Registration Rights Agreement was amended as of October 1, 1990 in order to grant certain registration rights to PacifiCorp, was amended as of July 29, 1991 in order to grant certain registration rights to the holders of Series C Preferred Stock, was amended as of March 12, 1992 in order to grant certain registration rights to the holders of Series D Preferred Stock, was amended as of April 12, 1993 in order to grant certain registration rights to the holders of Series E Preferred Stock and to the holders of Series F Preferred Stock, was further amended as of May 14, 1993 in order to grant certain registration rights to the holders of Series G Preferred Stock and to the holders of Series H Preferred Stock and was still further amended as of March 31, 1994 in order to grant certain registration rights to the holders of Series I Preferred Stock (such Amended and Restated Registration Rights Agreement, as amended, is hereafter referred to as the "Registration Rights Agreement"); and

         WHEREAS, it is a condition of the Stock Purchase Agreement that the parties hereto amend certain portions of the Registration Rights Agreement to provide for the grant of certain registration rights to the holders of Series J Preferred Stock;

         NOW, THEREFORE, and for a valuable consideration, receipt of which is hereby acknowledged by each party, the parties hereto hereby agree as follows:

         1. The Registration Rights Agreement is hereby amended by deleting
Schedule I thereto in its entirety and by inserting Schedule I attached hereto in its place and stead.

         2. Section 1 of the Registration Rights Agreement is hereby amended by deleting the definition of "Preferred Shares" in its entirety and by inserting the following in its place and stead:

                  "Preferred Shares" shall mean the issued shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock and Series I Convertible Preferred Stock, together with shares of any other series of preferred stock issued by the Company in exchange for shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series F Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock, Series I Convertible Preferred Stock and Series J Convertible Preferred Stock, pursuant to the Restated Certificate of Incorporation of the Company, as amended or restated from time to time."

         3. Section 4 of the Registration Rights Agreement is hereby amended by deleting the date "June 29, 1996" from the fourth and fifth lines thereof and by inserting the date "June 29, 1998" in its place and stead.

         4. Subsection 13(a) of the Registration Rights Agreement is hereby amended by deleting the term "Purchase Agreement" from the thirteenth line thereof and by inserting the following in its place and stead:

                  "Series A Convertible Preferred Stock Purchase Agreement, the Series B Convertible Preferred Stock Purchase Agreement, the Series C Convertible Preferred Stock Purchase Agreement, the Series D Convertible Preferred Stock Purchase Agreement, the Series E and Series F Convertible Preferred Stock Purchase Agreement, the Series G and Series H Convertible Preferred Stock Purchase Agreement, the Series I Convertible Preferred Stock Purchase Agreement or the Series J Convertible Preferred Stock Purchase Agreement, as the case may be,"

         5. Unless otherwise defined herein and as modified herein, defined terms herein shall have the same meaning as in the Registration Rights Agreement.

         6. By executing this Amendment, each party hereto who or which was not an original signatory of the Registration Rights Agreement shall become a party to the Registration Rights Agreement, shall be entitled to the rights and benefits conferred thereby and shall be bound by the terms thereof as fully as if such party were an original signatory thereof.

         7. The Registration Rights Agreement, as amended to date, is hereby ratified and confirmed.

         8. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

         9. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                AMENDMENT NO. 7 TO REGISTRATION RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of date first above written.

                                             THE COMPANY:

                                             OBJECT DESIGN, INC.

                                             By:______________________________

                                             Title:___________________________

                                             THE INVESTORS:

                                             AENEAS VENTURE CORPORATION

                                             By:______________________________

                                             Title:___________________________

                                             ATGF II

                                             By:______________________________

                                             Title:___________________________

                                             APERTURE ASSOCIATES, L.P.

                                             By: Horsley Bridge Partners
                                                 Inc., its General Partner

                                             By:______________________________
                                                Managing Director

                                             AT&T VENTURE COMPANY, L.P.

                                             By:______________________________

                                             Title:___________________________

                AMENDMENT NO. 7 TO REGISTRATION RIGHTS AGREEMENT

                                             BRENTWOOD ASSOCIATES V, L.P.

                                             By: Brentwood V Ventures,
                                                 L.P., its General Partner

                                             By:______________________________
                                             Its:_____________________________

                                             INTEL CORPORATION

                                             By:______________________________
                                             Its:_____________________________

                                             INTERNATIONAL BUSINESS
                                             MACHINES CORPORATION

                                             By:______________________________
                                             Its:_____________________________

                                             NEW ENTERPRISE ASSOCIATES V,
                                             LIMITED PARTNERSHIP

                                             By:      NEA Partners V,
                                                      Limited Partnership

                                             By:______________________________
                                                General Partner

                                             OLIVETTI HOLDING N.V.

                                             By:______________________________
                                                Attorney-in-Fact

                                             ORIEN I, L.P.

                                             By:      Orien Partners, L.P.,
                                                      its General Partner

                                             By:______________________________

                                                Managing General Partner

                AMENDMENT NO. 7 TO REGISTRATION RIGHTS AGREEMENT

                                          PHILIPS VENTURE FUND I, L.P.

                                          By: Vista Ventures Partners II

                                          By:_________________________________
                                             General Partner

                                          VISTA III, L.P.

                                          By:      Vista III Partners, L.P.,
                                                   its General Partner

                                          By:_________________________________
                                             General Partner

                                          ZUKEN INCORPORATED

                                          By:_________________________________
                                          Title:______________________________

                                          PACIFICORP CREDIT, INC.

                                          By:_________________________________
                                          Title:______________________________

                                          THE STOCKHOLDERS:


                                          ____________________________________

                                          Thomas M. Atwood

                AMENDMENT NO. 7 TO REGISTRATION RIGHTS AGREEMENT



                                         ___________________________________

                                         Eugene Bonte

                                         Cooper, Raburn & Kniffin
                                           Limited Partnership

                                         By:________________________________

                                         Title:_____________________________

                                         ___________________________________

                                         Anne Cuervo

                                         ___________________________________

                                         Sam Haradhvala

                                         ___________________________________

                                         Charles W. Lamb

                                         ___________________________________

                                         David Maier

                                         ___________________________________

                                         Mitchell Model, individually
                                         and as custodian for Jonah
                                         Mirah Model and Mirah Aliyah
                                         Model under the Massachusetts
                                         Uniform Transfers to Minors
                                         Act

                                         ___________________________________

                                         Jack Orenstein

                                         ___________________________________

                                         David Stryker


                                         ___________________________________

                                         Daniel L. Weinreb

                AMENDMENT NO. 7 TO REGISTRATION RIGHTS AGREEMENT

                                         ___________________________________

                                         Stanley B. Zdonik

                                   Schedule I

                                   Purchasers

1.       Aeneas Venture Corporation               8.       New Enterprise Associates V, Limited
         600 Atlantic Avenue                               Partnership
         15th Floor                                        1119 St. Paul Street
         Boston, Massachusetts 02210                       Baltimore, Maryland 21202

2.       ATGF II                                  9.       Olivetti Holding N.V.
         c/o Amerindo Investment                           c/o Caribbean Management Company
             Advisors, Inc.                                P.O. Box 889
         399 Park Avenue                                   Curacao, Netherlands Antilles
         18th Floor
         New York, New York 10022                 10.      Orien I, L.P.
                                                           315 Post Road West
3.       Aperture Associates, L.P.                         Westport, Connecticut 06880
         c/o N. Dan Reeve
         505 Montgomery Street                    11.      Philips Venture Fund I, L.P.
         San Francisco, California                         c/o John Tomlin
         94111                                             105 N. Second Street, Suite 233
                                                           P.O. Box 673
4.       AT&T Venture Company, L.P.                        Livingston, Montana 59047
         3000 Sand Hill Road, Bldg. 4
         Suite 235                                12.      The Silverado Fund I Limited
         Menlo Park, California 94025                      Partnership
         Attn: Neal Douglas                                1119 St. Paul Street
                                                           Baltimore, Maryland 21202
5.       Brentwood Associates V, L.P.
         c/o John L. Walecka                      13.      Vista III, L.P.
         2730 Sand Hill Road                               c/o Gerry Bay
         Suite 250                                         27 Newport Street
         Menlo Park, California 94025                      Jamestown, Rhode Island 02835

6.       Intel Corporation                        14.      Zuken Incorporated
         2200 Mission College Blvd.                        2-25-1, Edahigashi, Midori-Ku
         Santa Clara, California 95052                     Yokohama, 225
         Attn:  Mr. Richard Passov                         JAPAN
                Treasury Manager                           Attn:  Minoru Kitamura
                Mergers and                                       Manager, Business Planning
                Acquisitions                                     Section

7.       International Business
         Machines Corporation
         4L11, Building 1
         Route 100
         Somers, New York 10584
         Attn:  John B. Donaldson